May 29, 2024 Marathon Oil Corporation Transaction Announcement Exhibit 99.2

Cautionary Statement CAUTIONARY STATEMENT FOR THE PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation includes “forward-looking statements” as defined under the federal securities laws. All statements other than statements of historical fact included or incorporated by reference in this presentation, including, among other things, statements regarding the proposed business combination transaction between ConocoPhillips (“ConocoPhillips”) and Marathon Oil Corporation (“Marathon”), future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of ConocoPhillips’ or Marathon’s operations or operating results are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, ConocoPhillips or Marathon expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond ConocoPhillips’ or Marathon’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: ConocoPhillips’ ability to successfully integrate Marathon’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk that ConocoPhillips or Marathon will be unable to retain and hire key personnel; the risk associated with Marathon’s ability to obtain the approval of its stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment (and with respect to increases in ConocoPhillips’ share repurchase program, such increases are not intended to exceed shares issued in the transaction); the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on the parties’ common stock prices and uncertainty as to the long-term value of ConocoPhillips’ or Marathon’s common stock; risks that the proposed transaction disrupts current plans and operations of ConocoPhillips or Marathon and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; rating agency actions and ConocoPhillips’ and Marathon’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in commodity prices, including a prolonged decline in these prices relative to historical or future expected levels; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from any ongoing military conflict, including the conflicts in Ukraine and the Middle East, and the global response to such conflict, security threats on facilities and infrastructure, or from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by Organization of Petroleum Exporting Countries and other producing countries and the resulting company or third-party actions in response to such changes; insufficient liquidity or other factors that could impact ConocoPhillips’ ability to repurchase shares and declare and pay dividends such that ConocoPhillips suspends its share repurchase program and reduces, suspends or totally eliminates dividend payments in the future, whether variable or fixed; changes in expected levels of oil and gas reserves or production; potential failures or delays in achieving expected reserve or production levels from existing and future oil and gas developments, including due to operating hazards, drilling risks or unsuccessful exploratory activities; unexpected cost increases, inflationary pressures or technical difficulties in constructing, maintaining or modifying company facilities; legislative and regulatory initiatives addressing global climate change or other environmental concerns; public health crises, including pandemics (such as COVID-19) and epidemics and any impacts or related company or government policies or actions; investment in and development of competing or alternative energy sources; potential failures or delays in delivering on ConocoPhillips’ current or future low-carbon strategy, including ConocoPhillips’ inability to develop new technologies; disruptions or interruptions impacting the transportation for ConocoPhillips’ or Marathon’s oil and gas production; international monetary conditions and exchange rate fluctuations; changes in international trade relationships or governmental policies, including the imposition of price caps, or the imposition of trade restrictions or tariffs on any materials or products (such as aluminum and steel) used in the operation of ConocoPhillips’ or Marathon’s business, including any sanctions imposed as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; ConocoPhillips’ ability to collect payments when due, including ConocoPhillips’ ability to collect payments from the government of Venezuela or PDVSA; ConocoPhillips’ ability to complete any other announced or any other future dispositions or acquisitions on time, if at all; the possibility that regulatory approvals for any other announced or any future dispositions or any other acquisitions will not be received on a timely basis, if at all, or that such approvals may require modification to the terms of those transactions or ConocoPhillips’ remaining business; business disruptions following any announced or future dispositions or other acquisitions, including the diversion of management time and attention; the ability to deploy net proceeds from ConocoPhillips’ announced or any future dispositions in the manner and timeframe anticipated, if at all; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; the impact of competition and consolidation in the oil and gas industry; limited access to capital or insurance or significantly higher cost of capital or insurance related to illiquidity or uncertainty in the domestic or international financial markets or investor sentiment; general domestic and international economic and political conditions or developments, including as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; changes in fiscal regime or tax, environmental and other laws applicable to ConocoPhillips’ or Marathon’s businesses; disruptions resulting from accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cybersecurity threats or information technology failures, constraints or disruptions; and other economic, business, competitive and/or regulatory factors affecting ConocoPhillips’ or Marathon’s businesses generally as set forth in their filings with the Securities and Exchange Commission (the “SEC”). The registration statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC will describe additional risks in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to ConocoPhillips’ and Marathon’s respective periodic reports and other filings with the SEC, including the risk factors contained in ConocoPhillips’ and Marathon’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by law, neither ConocoPhillips nor Marathon undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise. ConocoPhillips

Cautionary Statement No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Additional Information about the Merger and Where to Find It In connection with the proposed transaction, ConocoPhillips intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement of Marathon that also constitutes a prospectus of ConocoPhillips common shares to be offered in the proposed transaction. Each of ConocoPhillips and Marathon may also file other relevant documents with the SEC regarding the proposed transaction. This presentation is not a substitute for the proxy statement/prospectus or registration statement or any other document that ConocoPhillips or Marathon may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Marathon. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about ConocoPhillips, Marathon and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by ConocoPhillips will be available free of charge on ConocoPhillips’ website at www.conocophillips.com or by contacting ConocoPhillips’ Investor Relations Department by email at investor.relations@conocophillips.com or by phone at 281-293-5000. Copies of the documents filed with the SEC by Marathon will be available free of charge on Marathon’s website at ir.marathonoil.com or by contacting Marathon at 713-629-6600. Participants in the Solicitation ConocoPhillips, Marathon and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of ConocoPhillips is set forth in (i) ConocoPhillips’ proxy statement for its 2024 annual meeting of stockholders under the headings “Executive Compensation”, “Item 1: Election of Directors and Director Biographies” (including “Related Party Transactions” and “Director Compensation”), “Compensation Discussion and Analysis”, “Executive Compensation Tables” and “Stock Ownership”, which was filed with the SEC on April 1, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1163165/000130817924000384/cop4258041-def14a.htm, (ii) ConocoPhillips’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 15, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1163165/000116316524000010/cop-20231231.htm and (iii) to the extent holdings of ConocoPhillips securities by its directors or executive officers have changed since the amounts set forth in ConocoPhillips’ proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0001163165&entityName=CONOCOPHILLIPS%2520(COP)%2520(CIK%25200001163165)). Information about the directors and executive officers of Marathon is set forth in (i) Marathon’s proxy statement for its 2024 annual meeting of stockholders under the headings “Proposal 1: Election of Directors”, “Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, “Compensation Discussion and Analysis”, “Executive Compensation” and “Transactions with Related Persons”, which was filed with the SEC on April 10, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/101778/000010177824000082/mro-20240405.htm, (ii) Marathon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 22, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/101778/000010177824000023/mro-20231231.htm and (iii) to the extent holdings of Marathon securities by its directors or executive officers have changed since the amounts set forth in Marathon’s proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0000101778&entityName=MARATHON%2520OIL%2520CORP%2520(MRO)%2520(CIK%25200000101778)). Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by ConocoPhillips and Marathon will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by ConocoPhillips will be available free of charge on ConocoPhillips’ website at www.conocophillips.com/ and those filed by Marathon will be available free of charge on Marathon’s website at ir.marathonoil.com/. ConocoPhillips

Cautionary Statement Use of Non-GAAP Financial Information and Other Terms This presentation contains certain financial measures that are not prepared in accordance with GAAP, including cash from operations (CFO), free cash flow and net debt. CFO is calculated by removing the impact from operating working capital from cash provided by operating activities. Free cash flow is CFO net of capital expenditures and investments. Net debt is total balance sheet debt less cash, cash equivalents and short-term investments. This presentation also contains the terms enterprise value, cost of supply and return of capital. Enterprise value included in this release is calculated based on the sum of net debt as of March 31, 2024, and anticipated shares to be issued at the fixed exchange ratio of 0.2550 measured at ConocoPhillips' closing share price on May 28, 2024. Cost of supply is the WTI equivalent price that generates a 10 percent after-tax return on a point-forward and fully burdened basis. Fully burdened includes capital infrastructure, foreign exchange, price-related inflation, G&A and carbon tax (if currently assessed). If no carbon tax exists for the asset, carbon pricing aligned with internal energy scenarios are applied. All barrels of resource are discounted at 10 percent. Return of capital is defined as the total of the ordinary dividend, share repurchases and variable return of cash (VROC). Cautionary Note to U.S. Investors The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. We may use the term “resource” in this release that the SEC’s guidelines prohibit us from including in filings with the SEC. U.S. investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. Copies are available from the SEC and from the ConocoPhillips website. ConocoPhillips

Transaction Premise: Enhancing Our Returns-Focused Value Proposition RYAN LANCE Marathon Oil's high-quality assets are a perfect complement to ConocoPhillips’ deep, durable and diversified global portfolio. The acquisition fits our financial framework, makes our plan even better and we see opportunities to improve the combined asset base moving forward. LEE TILLMAN ConocoPhillips ConocoPhillips is the right home for Marathon Oil, offering a unique combination of added scale, enhanced resilience and long-term durability. ConocoPhillips has a premier global asset base, strong balance sheet and laser focus on operational excellence; and its track record of shareholder distributions is unmatched.

# Marathon Oil Transaction and Distributions Update

## Transaction Highlights

Transaction enterprise value $22.5B[1], ~$5.4B net debt assumed

All-stock; fixed exchange ratio of 0.2550 shares of ConocoPhillips for each share of Marathon Oil

Anticipated close 4Q 2024[2]

## Financial Metrics

Immediately accretive to earnings and FCF per share

$500MM annual savings identified with potential upside

Lowers total company FCF breakeven

## Distributions Update

Increasing ordinary dividend by 34% in 4Q 2024[3], with continued top-quartile growth

Increasing annualized share buybacks by $2B[4] from >$5B to >$7B upon close

>$20B buybacks over 3 years[4], fully retires equivalent of transaction-issued shares

[1]144MM shares issued, assuming $118.96/share. [2]Subject to satisfaction of customary closing conditions. [3]$0.20 quarterly ordinary dividend raise subject to board approval. [4]Assuming recent commodity prices; additional share repurchase authorization subject to Board approval and not to exceed shares issued in the transaction.
Net debt and free cash flow (FCF) are non-GAAP measures. Definitions and reconciliation included in the appendix.

ConocoPhillips 6

# Transaction on a Page: Marathon Oil Checks All the Boxes

## Rationale

**Fits our framework**
Highly complementary low cost of supply resource across core Lower 48 portfolio

**Makes our plan better**
Accretive to earnings, free cash flow and return of capital per share

**Makes the assets better**
Significant value upside from synergies, differential technology and increased scale

## Highlights

| | |
|---|---|
| **>2 BBOE**<br>Net resource | **<$30/BBL WTI**<br>Average cost of supply[1] |
| **~940M ACRES**<br>Net unconventional | **~390 MBOED**<br>2024E production[2] |
| **~2,000 LOCATIONS**<br>Gross operated new drills | **>1,000 REFRACS**<br>With upside potential |
| **$500MM**<br>Annual synergies | **~$2B DISPOSITIONS**<br>Across pro forma portfolio |

[1]Point forward post close. [2]Midpoint of guidance per Marathon Oil disclosures.
Free cash flow (FCF) is a non-GAAP measure defined in the appendix.

ConocoPhillips 7

# Significant Scale and Adjacency Across Assets

## Eagle Ford


Texas

**Pro forma stats:**

| ~490 | ~380 |
|---|---|
| Net acres M[1] | Production MBOED[2] |

Premier position
across heart of play
with refrac upside

## Bakken


Montana
North Dakota

**Pro forma stats:**

| ~800 | ~220 |
|---|---|
| Net acres M[1] | Production MBOED[2] |

Adds to core
position with operational
optimization benefits

## Delaware


New Mexico
Texas

**Pro forma stats:**

| ~800 | ~580 |
|---|---|
| Net acres M[1] | Production MBOED[2] |

Complementary acreage
with high operated
working interest

## Anadarko

Upside optionality on
250M net acres
in U.S. gas

## Equatorial Guinea

~2 MTPA net LNG capacity
with supply optimization
opportunities

ConocoPhillips

Marathon Oil

**Further Enhancing Our Premier Lower 48 Position**

[1]Unconventional net acres. [2]Full-year 2023 net production.

ConocoPhillips 8

# Significant and Sustainable Cost and Capital Savings

## $500MM Identified Annual Savings



~$250MM/YR
~$150MM/YR
~$100MM/YR
Potential upside
$500MM/YR
G&A costs
Operating costs and commercial optimization
Capital optimization
Total savings

## Plan to Achieve Full Run Rate Savings within a Year of Closing

**Reduce G&A**
Optimize overlapping costs

---

**Lower operating costs**
Consolidate field operations;
apply strong commercial acumen

---

**Improve capital efficiencies**
Leverage enhanced cross-basin footprint
to drive further D&C capital cost reductions

ConocoPhillips 9

# ConocoPhillips Advantage: Depth, Durability and Diversification

## Scale[1]

2023 U.S. production (MBOED)



2,000
1,500
1,000
500
0
Pro forma

## Depth and Durability[2]

Lower 48 top inventory holders across Core Four[3]



10,000
7,500
5,000
2,500
0
Pro forma

## Diversification[4]

Pro forma production 2024E



~2.3 MMBOED
EMENA[5]
Asia Pacific
Canada
Alaska
Eagle Ford and Bakken[4]
Permian
~40%
Alaska and International
~60%
Lower 48

**Diversified Portfolio with Differentiated Lower 48 Scale**

[1]Based on FY 2023 disclosures, includes Lower 48/U.S., Alaska, GOM. Adjusted to include 2023 and 2024 announced and closed transactions. [2]Net remaining total (Op + OBO) locations <$50/BBL breakeven per Enverus Eagle Ford, Permian and Williston Play Fundamental reports. [3]Core Four includes Delaware, Midland, Eagle Ford and Bakken [4]Calculated using 2024E production. [5]Anadarko is included within Eagle Ford and Bakken; Equatorial Guinea is included within EMENA.

ConocoPhillips 10

Increasing Return of Capital 1$0.20 quarterly ordinary dividend raise subject to board approval. 2Assuming recent commodity prices; additional share repurchase authorization subject to Board approval and not to exceed shares issued in the transaction. Cash from operations (CFO) is non-GAAP measure defined in the appendix.   >30% OF cfo >40% OF cfo Delivering on CFO-Based Framework Continued S&P 500 TOP-QUARTILE DIVIDEND GROWTH 34% increase $0.20 per share raise in 4Q 20241 Increasing Ordinary Dividend Compelling Shareholder Returns through the Cycles $2B increase from >$5B to >$7B annualized upon close2 Increasing Share Buybacks >$20B buybacks over 3 years after close2 commitment through the cycles track record since 2016 strategy reset ConocoPhillips

Enhancing Our Returns-Focused Value Proposition 1$0.20 quarterly ordinary dividend raise subject to board approval. 2Assuming recent commodity prices; Additional share repurchase authorization subject to Board approval and not to exceed shares issued in the transaction. Cash from operations (CFO) is non-GAAP measure defined in the appendix. ConocoPhillips Balance sheet strength ESG excellence Peer-leading distributions Disciplined investments RETURNS Foundational Principles Improving Shareholder Returns Increasing ordinary dividend1 Increasing share buybacks2 Delivering on CFO-based framework Transaction Checks All the Boxes Fits our framework Makes our plan better Makes the assets better

Definitions Appendix

Non-GAAP Reconciliations ¹Total debt includes the following Marathon Oil balance sheet accounts: "long-term debt," "commercial paper," and "long-term debt due within one year" for $4.578B, $0.45B and $0.4B, respectively. For the quarter-ended 3/31/2024 Marathon Oil Corporation Total debt1 5,428 Less: Cash and cash equivalents (49) Short-term investments - Net debt 5,379 Reconciliation of debt to net debt ($ millions) Use of Non-GAAP Financial Information: This presentation includes non-GAAP financial measures, which help facilitate comparison of company operating performance across periods and with peer companies. Any non-GAAP measures related to historical periods included herein will be accompanied by a reconciliation to the nearest corresponding GAAP measure. For forward-looking non-GAAP measures, we are unable to provide a reconciliation to the most comparable GAAP financial measures because the information needed to reconcile these measures is dependent on future events, many of which are outside management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting polices for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. ConocoPhillips

Definitions and Other Terms Non-GAAP Measures Cash from operations (CFO) is calculated by removing the impact from operating working capital from cash provided by operating activities. The company believes that the non-GAAP measure cash from operations is useful to investors to help understand changes in cash provided by operating activities excluding the impact of working capital changes across periods on a consistent basis and with the performance of peer companies in a manner that, when viewed in combination with the Company’s results prepared in accordance with GAAP, provides a more complete understanding of the factors and trends affecting the Company’s business and performance. Additionally, when the company estimates CFO based on sensitivities, it assumes no operating working capital changes, and therefore CFO equals cash provided by operating activities. Free cash flow (FCF) is defined as cash from operations net of capital expenditures and investments. The company believes free cash flow is useful to investors in understanding how existing cash from operations is utilized as a source for sustaining our current capital plan and future development growth. Free cash flow is not a measure of cash available for discretionary expenditures since the company has certain non-discretionary obligations such as debt service that are not deducted from the measure. Net debt includes total balance sheet debt less cash, cash equivalents and short-term investments. The company believes this non-GAAP measure is useful to investors as it provides a measure to compare debt less cash, cash equivalents and short-term investments across periods on a consistent basis. Other Terms Cost of Supply is the WTI equivalent price that generates a 10% after-tax return on a point-forward and fully burdened basis. Fully burdened includes capital infrastructure, foreign exchange, price-related inflation, G&A and carbon tax (if currently assessed). If no carbon tax exists for the asset, carbon pricing aligned with internal energy scenarios are applied. All barrels of resource in the Cost of Supply calculation are discounted at 10%. Distributions is defined as the total of the ordinary dividend, share repurchases and variable return of cash (VROC). Also referred to as return of capital. Enterprise value included in this presentation is calculated based on the sum of net debt as of March 31, 2024, and anticipated shares to be issued at the fixed exchange ratio of 0.2550 measured at ConocoPhillips' closing share price on May 28, 2024. Free cash flow breakeven is the WTI price at which cash from operations equals capital expenditures and investments. Also referred to as capital breakeven. Cash from operations is a non-GAAP measure defined in this Appendix. Resources: The company estimates its total resources based on the Petroleum Resources Management System (PRMS), a system developed by industry that classifies recoverable hydrocarbons into commercial and sub-commercial to reflect their status at the time of reporting. Proved, probable and possible reserves are classified as commercial, while remaining resources are categorized as sub-commercial or contingent. The company’s resource estimate includes volumes associated with both commercial and contingent categories. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. U.S. investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. Return of capital is defined as the total of the ordinary dividend, share repurchases and variable return of cash (VROC). Also referred to as distributions. ConocoPhillips